Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT: Frederick N. Cooper (215) 938-8312
October 31, 2019	fcooper@tollbrothers.com

Toll Brothers Announces $1.905 Billion Bank Credit Facility and

$800 Million Term Loan Extension

Horsham, PA, October 31, 2019 — Toll Brothers, Inc. (NYSE:TOL) (www.tollbrothers.com), the nation’s leading builder of luxury homes, today announced that it had entered into a five-year $1.905 billion senior unsecured revolving credit facility to replace the Company’s existing $1.295 billion revolving credit facility, which was scheduled to mature in May 2021. The facility, which matures in November 2024 and includes 24 banks, has an accordion feature under which the facility can increase to a maximum of $2.5 billion, subject to certain conditions. The Company also extended the maturity of its existing $800 million senior unsecured term loan facility from November 2023 to November 2024. In addition, on October 31, Toll Brothers redeemed its $250 million of 6.750% senior notes due November 1, 2019 using cash on hand.

Douglas C. Yearley, Jr., Toll Brothers’ chairman and chief executive officer, stated: “As we continue to position the Company for growth, the expansion and extension of our revolving credit facility provides us with additional financial flexibility and increases the long-term stability of our balance sheet. The global group of banks in our credit facility and the attractive terms of this transaction reflect the strength of our Company. We appreciate the continued support of our existing banks as we welcome six new banks into our facility.”

Citibank, N.A., BofA Securities, Goldman Sachs Bank USA, Mizuho Bank, Ltd., PNC Capital Markets LLC, Sumitomo Mitsui Banking Corporation, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC acted as Joint Lead Arrangers and Joint Bookrunners for the new revolving bank facility with Citibank, N.A. as Administrative Agent; Bank of America, N.A., Goldman Sachs Bank USA, Mizuho Bank, Ltd., PNC Bank, National Association, Sumitomo Mitsui Banking Corporation, SunTrust Bank and Wells Fargo Bank, National Association as Syndication Agents; Capital One, National Association and U.S. Bank National Association as Documentation Agents; and Citibank, N.A., Bank of America, N.A., Goldman Sachs Bank USA, Mizuho Bank, Ltd., PNC Bank, National Association, Sumitomo Mitsui Banking Corporation, SunTrust Bank, Wells Fargo Bank, National Association, Capital One, National Association, U.S. Bank National Association, Citizens Bank, N.A., Fifth Third Bank, Regions Bank, Bank of the West, BMO Harris Bank N.A., Branching Banking and Trust Company, CIBC Bank USA, Comerica Bank, TD Bank, N.A., The Bank of New York Mellon, Flagstar Bank, Texas Capital Bank, People’s United Bank, N.A., and Zions Bancorporation, N.A. dba California Bank & Trust as Lenders.

SunTrust Robinson Humphrey, Inc. acted as Lead Arranger and Sole Bookrunner for the term loan with Sumitomo Mitsui Banking Corporation and U.S. Bank National Association as Syndication Agents; Capital One, National Association and Wells Fargo Bank, National Association as Documentation Agents; and SunTrust Bank, Sumitomo Mitsui Banking Corporation, Wells Fargo Bank, National Association, U.S. Bank National Association, Capital One, National Association, The Bank of New York Mellon, Fifth Third Bank, PNC Bank, National Association, Comerica Bank, People’s United Bank, National Association, TD Bank, N.A., and Texas Capital Bank, National Association as Lenders.

About Toll Brothers, Inc.

Toll Brothers, Inc., A FORTUNE 500 Company, is the nation’s leading builder of luxury homes. The Company began business over fifty years ago in 1967 and became a public company in 1986. Its common stock is listed on the New York Stock Exchange under the symbol “TOL.” The Company serves move-up, empty-nester, active-adult, and second-home buyers, as well as urban and suburban renters. It operates in 23 states: Arizona, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Maryland, Massachusetts, Michigan, Nevada, New Jersey, New York, North Carolina, Oregon, Pennsylvania, South Carolina, Texas, Utah, Virginia, and Washington, as well as in the District of Columbia.

Forward-Looking Statements

This release contains or may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. One can identify these statements by the fact that they do not relate to matters of a strictly historical or factual nature and generally discuss or relate to future events. These statements contain words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “can,” “could,” “might,” “should” and other words or phrases of similar meaning. Such statements may include, but are not limited to, information related to the anticipated closing of the Offering; market conditions; demand for our homes; anticipated operating results; home deliveries; financial resources and condition; changes in revenues; changes in profitability; changes in margins; changes in accounting treatment; cost of revenues; selling, general and administrative expenses; interest expense; inventory write-downs; home warranty and construction defect claims; unrecognized tax benefits; anticipated tax refunds; sales paces and prices; effects of home buyer cancellations; growth and expansion; joint ventures in which we are involved; anticipated results from our investments in unconsolidated entities; the ability to acquire land and pursue real estate opportunities; the ability to gain approvals and open new communities; the ability to sell homes and properties; the ability to deliver homes from backlog; the ability to secure materials and subcontractors; the ability to produce the liquidity and capital necessary to expand and take advantage of opportunities; and legal proceedings, investigations and claims.

Any or all of the forward-looking statements included in this release are not guarantees of future performance and may turn out to be inaccurate. This can occur as a result of incorrect assumptions or as a consequence of known or unknown risks and uncertainties. Many factors mentioned in our reports or public statements made by us, such as market conditions, government regulation, and the competitive environment, will be important in determining our future performance. Consequently, actual results may differ materially from those that might be anticipated from our forward-looking statements.

The factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include, among others: demand fluctuations in the housing industry; adverse changes in economic conditions in markets where we conduct our operations and where prospective purchasers of our homes live; increases in cancellations of existing agreements of sale; the competitive environment in which we operate; changes in interest rates or our credit ratings; the availability of capital; uncertainties in the capital and securities markets; the ability of customers to obtain financing for the purchase of homes; the availability and cost of land for future growth; the ability of the participants in various joint ventures to honor their commitments; effects of governmental legislation and regulation; effects of increased taxes or governmental fees; weather conditions; the availability and cost of labor and building and construction materials; the cost of raw materials; the outcome of various product liability claims, litigation and warranty claims; the effect of the loss of key management personnel; changes in tax laws and their interpretation; construction delays; and the seasonal nature of our business. For a more detailed discussion of these factors, see the risk factors in the prospectus supplement and the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent periodic reports filed on Forms 10-K and 10-Q with the SEC.

From time to time, forward-looking statements also are included in our periodic reports on Forms 10-K, 10-Q and 8-K, in press releases, in presentations, on our website and in other materials released to the public.

This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995, and all of our forward-looking statements are expressly qualified in their entirety by the cautionary statements contained or referenced in this section.

Forward-looking statements speak only as of the date they are made. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.